                                                                    EXHIBIT 10.4

              AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT
                                   AGREEMENT
                          DATED AS OF OCTOBER 27, 2004

        This AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is among PEABODY ENERGY CORPORATION, a Delaware corporation (the "Borrower"), the Lenders (as defined below), FLEET NATIONAL BANK, as administrative agent (in such capacity, the "Administrative Agent"), and WACHOVIA BANK, NATIONAL ASSOCIATION, as syndication agent.

                             PRELIMINARY STATEMENTS:

                1. The Borrower, the Lenders and the Administrative Agent have entered into that certain Second Amended and Restated Credit Agreement, dated as of March 21, 2003, by and among the Borrower, the several lenders from time to time parties thereto (the "Lenders"), Wachovia Bank, National Association and Lehman Commercial Paper Inc., as syndication agents, Banc of America Securities LLC (formerly known as Fleet Securities, Inc.), Wachovia Capital Markets, LLC (formerly known as Wachovia Securities, Inc.) and Lehman Brothers Inc., as arrangers, Morgan Stanley Senior Funding, Inc. and U.S. Bank National Association, as documentation agents, and the Administrative Agent (as amended through the date hereof, the "Credit Agreement"; capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement).

                2. The Borrower has requested that the Lenders amend the Credit Agreement to, among other things, (i) reduce the Applicable Margin on the Loans and the Revolving Credit Commitment fee rate and (ii) extend the Revolving Loan Termination Date.

                3. Subject to the terms and conditions set forth below, and in consideration of certain agreements of the Borrower and other Credit Parties set forth herein and in the accompanying Consent of Credit Parties, the Administrative Agent, the Syndication Agent and the requisite Lenders are willing to agree to the amendment described below.

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                SECTION 1 Amendments to Credit Agreement. Upon the satisfaction of the applicable conditions precedent set forth in Section 2, the Credit Agreement is hereby amended as follows:

        (a) The following new definitions are hereby added to subsection 1.1 of the Credit Agreement:

                "Additional Term Loan": the Loans made by any Lender to the Borrower pursuant to subsection 2.1(a)(iii).

                "Additional Term Loan Commitment": the commitment of a Lender set forth on Schedule 1 to the Lender Addendum delivered by such Lender to make an Additional Term Loan to the Borrower pursuant to subsection 2.1(a)(iii).

                "Third Amendment Effective Date": the date on which the amendments contained in Section 1 of the Third Amendment became effective in accordance with its terms, which for all purposes under this Agreement will be deemed to be October 27, 2004.

                "Third Amendment": Amendment No. 3 to this Agreement, dated as of October 27, 2004.

        (b) The definition of "Revolving Loan Termination Date" contained in subsection 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                "Revolving Loan Termination Date": March 21, 2010.

        (c) The definition of "Commitment Fee Rate" contained in subsection 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                "Commitment Fee Rate": at any time, the rate per annum set forth on Schedule I, under the relevant column heading opposite the level of the Consolidated Total Obligations to Consolidated EBITDA Ratio most recently determined.

        (d) The definition of "Usage Ratio" contained in subsection 1.1 of the Credit Agreement is hereby deleted in its entirety.

        (e) The definition of "Existing Securitization" contained in subsection
1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                "Existing Securitization": the accounts receivable securitization financing of P&L Receivables Company LLC, existing as of the Third Amendment Effective Date in an aggregate amount of up to $225,000,000.

        (f) The definition of "Specified Hedge Agreement" contained in subsection 1.1 of the Credit Agreement is hereby amended to delete the words "and the Syndication Agents" where they appear therein.

        (g) The definition of "Term Loans" contained in subsection 1.1 of the Credit Agreement is hereby amended to add the following text at the end thereof:

                ", and after the Third Amendment Effective Date, Additional Term Loans made by Lenders to the Borrower pursuant to subsection 2.1(a)(iii) shall be deemed to be Term Loans for all purposes hereunder."

        (h) The definition of Term Loan Commitment contained in subsection 1.1 of the Credit Agreement is hereby amended to replace the words "pursuant to subsection 2.1(a)(i); and "Term Loan Commitments" means such commitments of all Term Lenders in the aggregate, which shall be $450,000,000" with the following text:

                "pursuant to subsection 2.1(a)(i) or after the Third Amendment Effective Date, Additional Term Loans pursuant to subsection 2.1(a)(iii); and "Term Loan Commitments" means such commitments of all Term Lenders in the aggregate, which as of the Third Amendment Effective Date shall be $450,000,000."

        (i) Subsection 2.1(a) of the Credit Agreement is hereby amended to add the following new subsection (iii):

                "(iii) Additional Term Loans. Each Lender severally agrees to make a term loan to the Borrower on the Third Amendment Effective Date in an aggregate principal amount equal to such Lender's Additional Term Loan Commitment. Amounts borrowed under this subsection 2.1(a)(iii) and subsequently repaid may not be reborrowed."

        (j) Subsection 2.5(a) of the Credit Agreement is hereby amended to replace the table therein with the following table:


                                         Scheduled Repayment of
Payment Date                                  Term Loans
------------                                  ----------
  12/31/04                                    $1,250,000
  3/31/05                                     $1,250,000
  6/30/05                                     $1,250,000
  9/30/05                                     $1,250,000
  12/31/05                                    $2,500,000
  3/31/06                                     $2,500,000
  6/30/06                                     $2,500,000
  9/30/06                                     $2,500,000
  12/31/06                                    $3,125,000
  3/31/07                                     $3,125,000
  6/30/07                                     $3,125,000
  9/30/07                                     $3,125,000
  12/31/07                                    $3,750,000
  3/31/08                                     $3,750,000
  6/30/08                                     $3,750,000
  9/30/08                                     $3,750,000
  12/31/08                                    $3,750,000
  3/31/09                                     $3,750,000
  6/30/09                                     $100,000,000
  9/30/09                                     $100,000,000
  12/31/09                                    $100,000,000
  Termination Date                            $100,000,000

        (k) Subsection 7.8 of the Credit Agreement is hereby amended to replace the number "$350,000,000 with the number "$450,000,000".

        (l) Subsection 7.9(l) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                "(l) In addition to investments permitted under subsection 7.9(o), and, with respect to Credit Parties that are not Blanket Grantors under subsection 7.9(j), (i) Investments not to exceed $150,000,000 per fiscal year in Restricted and Unrestricted Subsidiaries for the purpose of making payments under federal coal leases and (ii) other Investments in Unrestricted Subsidiaries, Restricted Subsidiaries and Credit Parties which are not Blanket Grantors, in an amount not to exceed in the aggregate outstanding at any time under this clause (ii) (net of dividends and other distributions paid in respect thereof) five percent (5%) of the Total Assets of the Borrower and its Restricted Subsidiaries (determined immediately prior to the time of each such Investment);"

        (m) Subsection 10.1 of the Credit Agreement is hereby amended to (i) delete the third sentence thereof in its entirety and (ii) delete the words ", the Syndication Agents" in the last sentence thereof.

        (n) Schedule I to the Credit Agreement is hereby amended and restated in its entirety as the Schedule I attached hereto as Exhibit A.

                SECTION 2 Conditions to Effectiveness of Amendments. The effectiveness of the amendments contained in Section 1 of this Amendment is conditioned upon satisfaction of the following conditions precedent:

        (a) the Administrative Agent shall have received (i) signed written authorization from the Required Lenders to execute this Amendment and counterparts of this Amendment signed by the Borrower and counterparts of the Consent of Credit Parties attached hereto (the "CONSENT") signed by the Credit Parties and (ii) unless otherwise waived by the Administrative Agent, a fully executed Assignment and Acceptance from each Lender (including without limitation from each Nonconsenting Lender);

        (b) each of the representations and warranties in Section 3 below shall be true and correct in all material respects as of the date on which such amendment becomes effective;

        (c) the Administrative Agent shall have received payment in immediately available funds of all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent (including, without limitation, legal fees) and by Wachovia Bank, National Association, in each case, for which invoices have been presented;

        (d) the Administrative Agent shall have received the executed legal opinion of (x) Simpson, Thacher & Bartlett LLP, counsel to the Borrower and special New York counsel to the other Credit Parties, (y) Jeffery Klinger, Esq., special Missouri counsel to the Borrower and in-house counsel to the other Credit Parties, in each case, in form and substance reasonably acceptable to the Administrative Agent; and

        (e) the Administrative Agent shall have received such other documents, instruments and opinions as it shall have reasonably requested.

                SECTION 3 Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

        (a) Authority. Each of the Credit Parties has the requisite corporate power and authority to execute and deliver this Amendment and the Consent, as applicable, and to perform its obligations hereunder and under the Credit Documents (as modified hereby). The execution, delivery and performance by the Borrower and each other Credit Party of this Amendment, the Consent (as applicable), the Credit Documents (as modified hereby) and the transactions contemplated hereby and thereby have been duly approved by all necessary corporate action of such Person and no other corporate proceedings on the part of such Person are necessary to consummate such transactions.

        (b) No Legal Bar. The execution and delivery of this Amendment and of the Consent by each Credit Party party thereto, and the performance of the Credit Agreement and each other Credit Document, as amended hereby, by the Borrower and each other Credit Party party thereto: (i) will not violate any Requirement of Law or any Contractual Obligation applicable to or binding, the Borrower any Restricted Subsidiary or any of their respective properties or assets and (ii) will not result in the creation or imposition of a Lien on any of its properties or assets pursuant to any Requirement of Law applicable to it or any of its Contractual Obligations, except for the Liens arising under the Credit Documents.

        (c) Enforceability. This Amendment has been duly executed and delivered by the Borrower. The Consent has been duly executed and delivered by each Credit Party. This Amendment, the Consent and each Credit Document (as modified hereby) is the legal, valid and binding obligation of each Credit Party hereto and thereto, enforceable against such Credit Party in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and is in full force and effect.

        (d) Representations and Warranties. The representations and warranties contained in each Credit Document (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof.

        (e) No Default. Both immediately before and after giving effect to the amendments set forth in Section 1 hereof no event has occurred and is continuing that constitutes a Default or Event of Default.

                SECTION 4 Reference to and Effect on Credit Agreement.

        (a) Upon and after the effectiveness of this Amendment, each reference in the Credit

Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

        (b) Except as specifically modified above, the Credit Agreement and the other Credit Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined therein, in each case as modified hereby.

        (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under any of the Credit Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Credit Documents.

                SECTION 5 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment or such Consent.

                SECTION 6 Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                SECTION 7 Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                            (signature page follows)

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.


                                       PEABODY ENERGY CORPORATION,
                                       a Delaware corporation


                                       By:
                                          --------------------------------------
                                           Name:
                                           Title:


                                       FLEET NATIONAL BANK,
                                       as Administrative Agent, on behalf of the Required Lenders


                                       By:
                                          --------------------------------------
                                           Name:
                                           Title:

                                       WACHOVIA BANK, NATIONAL ASSOCIATION,
                                       as Syndication Agent


                                       By:
                                          --------------------------------------
                                           Name:
                                           Title:

                            CONSENT OF CREDIT PARTIES
                          DATED AS OF OCTOBER 27, 2004


                The undersigned, as Guarantors and as Grantors under the "Guarantee and Collateral Agreement", as Grantors under the "Trademark Security Agreement" and each "Patent Security Agreement" and as Mortgagors under each "Mortgage" (as such terms are defined in and under the Credit Agreement referred to in the foregoing Amendment No. 3), as applicable, each hereby consents and agrees to the foregoing Amendment No. 3 and hereby confirms and agrees that (i) each of the Guarantee and Collateral Agreement, the Trademark Security Agreement, each Patent Security Agreement and each Mortgage is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of said Amendment No. 3, each reference in the Guarantee and Collateral Agreement, the Trademark Security Agreement, each Patent Security Agreement and each Mortgage to the "Credit Agreement", "thereunder", "thereof" and words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by said Amendment No. 3, (ii) the Guarantee and Collateral Agreement and all of the Collateral described therein does, and shall continue to, secure the payment of all of the Obligations as defined in the Guarantee and Collateral Agreement, (iii) the Trademark Security Agreement and all of the Collateral described therein does, and shall continue to, secure the payment of all of the Obligations as defined in the Guarantee and Collateral Agreement, (iv) each Patent Security Agreement and all of the Collateral described therein does, and shall continue to, secure the payment of all of the Obligations as defined in the Guarantee and Collateral Agreement and (v) each Mortgage and all of the Collateral described therein does, and shall continue to, secure the payment of all of the Obligations as defined in the Guarantee and Collateral Agreement.


                            (signature pages follow)

        IN WITNESS WHEREOF, the parties hereto have caused this Consent of Credit Parties to be executed by their respective officers thereunto duly authorized, as of the date first written above.


                         PEABODY ENERGY CORPORATION
                         AFFINITY MINING COMPANY
                         APPALACHIA MINE SERVICES, LLC
                         ARCLAR COMPANY, LLC
                         ARID OPERATIONS INC.
                         BEAVER DAM COAL COMPANY
                         BIG RIDGE, INC.
                         BIG SKY COAL COMPANY
                         BLACK BEAUTY EQUIPMENT COMPANY
                         BLACK BEAUTY HOLDING COMPANY, LLC
                         BLACK BEAUTY MINING, INC.
                         BLACK BEAUTY RESOURCES, INC.
                         BLACK BEAUTY UNDERGROUND, INC.
                         BLACK WALNUT COAL COMPANY
                         BLUEGRASS COAL COMPANY
                         BTU EMPIRE CORPORATION
                         BTU WORLDWIDE, INC.
                         CABALLO COAL COMPANY
                         CHARLES COAL COMPANY
                         CLEATON COAL COMPANY
                         COAL PROPERTIES CORP.
                         COAL RESERVES HOLDING LIMITED LIABILITY COMPANY NO. 1 COAL RESERVES HOLDING LIMITED LIABILITY COMPANY NO. 2 COALSALES, LLC
                         COLORADO YAMPA COAL COMPANY
                         COOK MOUNTAIN COAL COMPANY
                         COTTONWOOD LAND COMPANY
                         CYPRUS CREEK LAND COMPANY
                         EACC CAMPS, INC.
                         EAGLE COAL COMPANY
                         EASTERN ASSOCIATED COAL CORP.
                         EASTERN ROYALTY CORP.
                         EMPIRE MARINE, LLC
                         FALCON COAL COMPANY
                         GALLO FINANCE COMPANY
                         GIBCO MOTOR EXPRESS, LLC
                         GOLD FIELDS CHILE, S.A.
                         GOLD FIELDS MINING CORPORATION

                         GOLD FIELDS OPERATING CO. - ORTIZ
                         GRAND EAGLE MINING, INC.
                         HAYDEN GULCH TERMINAL, INC.
                         HIGHLAND MINING COMPANY
                         HIGHWALL MINING SERVICES COMPANY
                         HILLSIDE MINING COMPANY
                         INDEPENDENCE MATERIAL HANDLING COMPANY
                         INDIAN HILL COMPANY
                         INTERIOR HOLDINGS CORP.
                         JAMES RIVER COAL TERMINAL COMPANY
                         JARRELL'S BRANCH COAL COMPANY
                         JUNIPER COAL COMPANY
                         KAYENTA MOBILE HOME PARK, INC.
                         LOGAN FORK COAL COMPANY
                         MARTINKA COAL COMPANY
                         MIDCO SUPPLY AND EQUIPMENT CORPORATION
                         MIDWEST COAL ACQUISITION CORP.
                         MOUNTAIN VIEW COAL COMPANY
                         NORTH PAGE COAL CORP.
                         OHIO COUNTY COAL COMPANY
                         PDC PARTNERSHIP HOLDINGS, INC.
                         PEABODY AMERICA, INC.
                         PEABODY COAL COMPANY
                         PEABODY COALSALES COMPANY
                         PEABODY COALTRADE, INC.
                         PEABODY COALTRADE INTERNATIONAL, LLC
                         PEABODY ENERGY GENERATION HOLDING
                         PEABODY ENERGY INVESTMENTS, INC.
                         PEABODY ENERGY SOLUTIONS, INC.
                         PEABODY HOLDING COMPANY, INC.
                         PEABODY SOUTHWESTERN COAL COMPANY
                         PEABODY TERMINALS, INC.
                         PEABODY VENEZUELA COAL CORP.
                         PEABODY WESTERN COAL COMPANY
                         PINE RIDGE COAL COMPANY
                         POND RIVER LAND COMPANY
                         POWDER RIVER COAL COMPANY
                         RIO ESCONDIDO COAL CORP.
                         RIVERS EDGE MINING, INC.
                         RIVERVIEW TERMINAL COMPANY
                         SENECA COAL COMPANY
                         SENTRY MINING COMPANY
                         SHOSHONE COAL COPRORATION

                         SNOWBERRY LAND COMPANY
                         STERLING SMOKELESS COAL COMPANY
                         SUGAR CAMP PROPERTIES
                         TWENTYMILE COAL COMPANY
                         YANKEETOWN DOCK CORPORATION


                         By:
                             ---------------------------------------------------
                             Name:
                             Title:

                        (signatures continued next page)

                BLACK BEAUTY COAL COMPANY
                     By: Thoroughbred, L.L.C.,
                         a Delaware limited liability company, its Partner

                     By:
                        -------------------------------------------------------
                          Name:
                          Title:


                BLACK HILLS MINING COMPANY, LLC
                     By: BTU Worldwide, Inc.,
                         a Delaware corporation, its Sole Member


                     By:
                        -------------------------------------------------------
                          Name:
                          Title:


                BLACK STALLION COAL COMPANY, LLC
                     By: Black Walnut Coal Company,
                         its Sole Member


                     By:
                        -------------------------------------------------------
                          Name:
                          Title:


                BTU VENEZUELA LLC
                     By: Peabody Energy Corporation,
                         a Delaware corporation, its Sole Member

                     By:
                        -------------------------------------------------------
                          Name:
                          Title:


                COLONY BAY COAL COMPANY
                     By: Charles Coal Company,
                         a Delaware corporation, its General Partner

                     By:
                        -------------------------------------------------------
                          Name:
                          Title:

                        (signatures continued next page)

                CYPRUS CREEK LAND RESOURCES, LLC
                     By: Peabody Development Company, LLC
                         By: Peabody Holding Company, Inc.
                              a New York corporation, its Sole Member


                         By:
                            ----------------------------------------------------
                              Name:
                              Title:


                KANAWHA RIVER VENTURES I, LLC
                     By: Snowberry Land Company,
                         its Member

                     By:
                        --------------------------------------------------------
                          Name:
                          Title:


                MUSTANG ENERGY COMPANY, L.L.C.
                     By: BTU Worldwide, Inc.,
                         a Delaware corporation, its Sole Member

                     By:
                        --------------------------------------------------------
                          Name:
                          Title:


                PATRIOT COAL COMPANY, L.P.
                     By: Bluegrass Coal Company,
                         a Delaware corporation, its Partner

                     By:
                        --------------------------------------------------------
                          Name:
                          Title:

                     By: Sentry Mining Company,
                         a Delaware corporation, its Partner

                     By:
                        --------------------------------------------------------
                          Name:
                          Title:


                        (signatures continued next page)

                PEABODY ARCHVEYOR, L.L.C.
                     By: Gold Fields Mining Corporation,
                         a Delaware corporation, its Sole Member

                     By:
                        --------------------------------------------------------
                          Name:
                          Title:


                PEABODY DEVELOPMENT COMPANY, LLC
                     By: Peabody Holding Company, Inc.
                         a New York corporation, its Sole Member

                     By:
                        --------------------------------------------------------
                          Name:
                          Title:


                PEABODY DEVELOPMENT LAND HOLDINGS, LLC
                     By: Peabody Development Company, LLC
                         By: Peabody Holding Company, Inc.
                             a New York corporation, its Sole Member


                         By:
                            ----------------------------------------------------
                              Name:
                              Title:

                     By: Peabody Holding Company, Inc.,
                         a New York corporation, its Member

                     By:
                        --------------------------------------------------------
                          Name:
                          Title:


                PEABODY NATURAL GAS, LLC
                     By: Peabody Holding Company, Inc.,
                         a New York corporation, its Sole Member

                     By:
                        --------------------------------------------------------
                          Name:
                          Title:



                        (signatures continued next page)

                PEABODY NATURAL RESOURCES COMPANY
                     By: Gold Fields Mining Corporation,
                         a Delaware corporation, its Partner

                     By:
                        --------------------------------------------------------
                          Name:
                          Title:

                     By: Peabody America, Inc.,
                         a Delaware corporation, its Partner

                     By:
                        --------------------------------------------------------
                          Name:
                          Title:



                PEABODY POWERTREE INVESTMENTS, LLC
                     By: BTU Worldwide, Inc.,
                         a Delaware corporation, its Sole Member

                     By:
                        --------------------------------------------------------
                          Name:
                          Title:


                PEABODY RECREATIONAL LANDS, L.L.C.
                     By: Peabody Development Company, LLC
                         By: Peabody Holding Company, Inc.
                              a New York corporation, its Sole Member


                         By:
                            ----------------------------------------------------
                              Name:
                              Title:


                PEABODY-WATERSIDE DEVELOPMENT, L.L.C.
                     By: Peabody Development Company, LLC
                         By: Peabody Holding Company, Inc.
                              a New York corporation, its Sole Member


                         By:
                            ----------------------------------------------------
                              Name:
                              Title:


                        (signatures continued next page)

                PEC EQUIPMENT COMPANY, LLC
                     By: BTU Worldwide, Inc.,
                         a Delaware corporation, its Sole Member

                     By:
                        --------------------------------------------------------
                          Name:
                          Title:


                POINT PLEASANT DOCK COMPANY, LLC
                     By: BTU Worldwide, Inc.,
                         a Delaware corporation, its Sole Member

                     By:
                        --------------------------------------------------------
                          Name:
                          Title:


                POND CREEK LAND RESOURCES, LLC
                     By: Peabody Coal Company,
                         a Delaware corporation, its Sole Member

                     By:
                        --------------------------------------------------------
                          Name:
                          Title:


                PORCUPINE PRODUCTION, LLC
                     By: Peabody Development Company, LLC
                         By: Peabody Holding Company, Inc.
                              a New York corporation, its Sole Member


                         By:
                            ----------------------------------------------------
                              Name:
                              Title:


                PORCUPINE TRANSPORTATION, LLC
                     By: Peabody Development Company, LLC
                         By: Peabody Holding Company, Inc.
                              a New York corporation, its Sole Member


                         By:
                            ----------------------------------------------------
                              Name:
                              Title:

                        (signatures continued next page)

                PRAIRIE STATE GENERATING COMPANY, LLC
                     By: BTU Worldwide, Inc.,
                         a Delaware corporation, its Sole Member

                     By:
                        --------------------------------------------------------
                          Name:
                          Title:


                STAR LAKE ENERGY COMPANY, L.L.C.
                     By: BTU Worldwide, Inc.,
                         a Delaware corporation, its Sole Member

                     By:
                        --------------------------------------------------------
                          Name:
                          Title:


                THOROUGHBRED, L.L.C.
                     By: Peabody Holding Company, Inc.,
                         a New York corporation, its Member

                     By:
                        --------------------------------------------------------
                          Name:
                          Title:


                     By: Peabody Development Company, LLC
                         By: Peabody Holding Company, Inc.
                              a New York corporation, its Sole Member

                         By:
                            ----------------------------------------------------
                              Name:
                              Title:


                THOROUGHBRED GENERATING COMPANY, LLC
                     By: BTU Worldwide, Inc.,
                         a Delaware corporation, its Sole Member

                     By:
                        --------------------------------------------------------
                          Name:
                          Title:


                        (signatures continued next page)

                THOROUGHBRED MINING COMPANY, L.L.C.
                     By: BTU Worldwide, Inc.,
                         a Delaware corporation, its Sole Member

                     By:
                        --------------------------------------------------------
                          Name:
                          Title:


                WILLIAMSVILLE COAL COMPANY, LLC
                     By: Midwest Coal Acquisition Corp.,
                         its Sole Member

                     By:
                        --------------------------------------------------------
                          Name:
                          Title:

                                                                       EXHIBIT A


                                                                      Schedule I
                                                             to Credit Agreement

                                  Pricing Grid



             CONSOLIDATED                         REVOLVING CREDIT
                 TOTAL         REVOLVING CREDIT       FACILITY                               TERM LOAN
            OBLIGATIONS TO         FACILITY          APPLICABLE                             APPLICABLE          TERM LOAN
             CONSOLIDATED     APPLICABLE MARGIN     MARGIN - BASE      COMMITMENT FEE     MARGIN - LIBOR    APPLICABLE MARGIN
  LEVEL      EBITDA RATIO        -LIBOR RATE            RATE                RATE               RATE            - BASE RATE
---------- ------------------ ------------------- ------------------ ------------------- ------------------ -------------------
    I          =>3.25x              1.750%             0.750%             0.375%               1.750%            0.750%
    II         =>2.75x              1.250%             0.250%             0.250%               1.250%            0.250%
   III         =>2.25x              1.000%             0.000%             0.250%               1.000%            0.000%
    IV          <2.25x              0.750%             0.000%             0.200%               0.750%            0.000%